UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 1, 2025
SOLVENTUM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 001-41968	92-2008841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, Building 275-6W 2510 Conway Avenue East, Maplewood, Minnesota		55144
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	SOLV	New York Stock Exchange
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 25, 2025, Solventum Corporation, a Delaware corporation (“Solventum”) and Thermo Fisher Scientific Inc., a Delaware corporation (“Buyer”), entered into a Transaction Agreement, pursuant to which Buyer agreed to acquire from Solventum certain assets and liabilities related to Solventum’s purification and filtration business. On June 25, 2025, Solventum and Buyer entered into an Amended and Restated Transaction Agreement (the “Agreement”) to exclude Solventum’s drinking water filtration business (the “Water Business”) from the scope of the purification and filtration business to be acquired by Buyer (such acquired business, the “Business”). Solventum previously disclosed the terms of the Agreement on its Current Report on Form 8-K filed on June 25, 2025. On September 1, 2025, Solventum completed the sale of the Business to the Buyer in accordance with the terms of the Agreement. The cash consideration paid to Solventum at closing was approximately $4.0 billion, which is subject to further adjustments for closing cash and indebtedness, unpaid transaction expenses and working capital as set forth in the Agreement, as well as a payment to Buyer of up to $75 million from Solventum either upon a sale of the Water Business or after an agreed upon 3-year period.
Item 7.01. Regulation FD Disclosure.

On September 2, 2025, Solventum issued a press release announcing the completion of the transaction referred to in Item 2.01 above. A copy of the press release is furnished as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Solventum under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings. This report shall not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The pro forma financial information giving effect to the transaction referred to in Item 2.01 above is included in Solventum’s Current Report on Form 8-K filed on August 13, 2025 under Item 9.01, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 2, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOLVENTUM CORPORATION

By:	/s/ Wayde McMillan

Wayde McMillan
Executive Vice President and Chief Financial Officer
Dated: September 2, 2025